Exhibit 1(bb)


                                 ALLEGIANT FUNDS
                        (A MASSACHUSETTS BUSINESS TRUST)

                     CERTIFICATE OF CLASSIFICATION OF SHARES

          I, Audrey C. Talley, do hereby certify as follows:

          (1) That I am the duly elected Secretary of Allegiant Funds ("Allegiant");

          (2) That in such capacity I have examined the records of actions taken by the Board of Trustees of Allegiant;

          (3) That the Board of Trustees of Allegiant duly adopted the following resolutions at the Meeting of the Board of Trustees held on August 26, 2009:

APPROVAL OF THE ALLEGIANT DIVERSIFIED REAL ESTATE FUND.

     A. CREATION OF SHARES

          RESOLVED, that there is hereby established the Allegiant Diversified Real Estate Fund (the "DRE Fund") series of shares of Allegiant;

          FURTHER RESOLVED, that pursuant to Section 5.1 of Allegiant's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest (no par value) in Allegiant be, and hereby are, classified and designated as follows:

Class of Shares                Name of Class of Shares
----------------------------   -------------------------------------------------
Class III                      Allegiant Diversified Real Estate Fund - Class I
                               Shares

Class III - Special Series 1   Allegiant Diversified Real Estate Fund - Class A
                               Shares

Class III - Special Series 3   Allegiant Diversified Real Estate Fund - Class C
                               Shares

          FURTHER RESOLVED, that all consideration received by Allegiant for the issue or sale of Class III, Class III - Special Series 1 and Class III - Special Series 3 shares shall be invested and reinvested with the consideration received by Allegiant for the issue and sale of all other shares of beneficial interest in Allegiant now or hereafter designated as Class III shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class III Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Allegiant allocated to shares of the Class III Group by the Board of Trustees in accordance with Allegiant's Declaration of Trust, and each series included in the Class III Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

          FURTHER RESOLVED, that each share of each series in the Class III Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Allegiant now or hereafter designated as a Class III share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Allegiant in respect to the Class III Group or such other shares and in respect of any general expenses and liabilities of Allegiant allocated to the Class III Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of
     Trustees:

          (a) only the Class III shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Allegiant which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class III shares; and (iii) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class III Shares;

          (b) only the Class III - Special Series 1 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Allegiant which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class III - Special Series 1 shares;
               (iii) the expenses and liabilities of distribution fees payable under Allegiant's A Shares Distribution Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class III - Special Series 1 shares; and

          (c) only the Class III - Special Series 3 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Allegiant which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class III - Special Series 3 shares;
               (iii) the expenses and liabilities of distribution fees payable under Allegiant's C Shares Distribution Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class III - Special Series 3 shares;

          FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class III Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class III Group, except to the extent permitted by rule or order of the Securities and Exchange Commission ("SEC"):

          (a) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) of paragraph (a) of the immediately preceding resolution (or to any plan or document adopted by Allegiant relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Allegiant, only Class III shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Allegiant other than Class III shares, such other affected shares in Allegiant shall also be entitled to vote and, in such case, Class III shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Allegiant; and (ii) if said matter does not affect Class III shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Allegiant other than Class III shares;

          (b) on any matter that pertains to the agreements or expenses and liabilities described in clause (i) and (iii) of paragraph (b) of the immediately preceding resolution (or to any plan or document adopted by Allegiant relating to said agreements, expenses or liabilities) and that is submitted to a vote of shareholders of Allegiant, only Class III - Special Series 1 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Allegiant other than Class III - Special Series 1 shares, such other affected shares in Allegiant shall also be entitled to vote and, in such case, Class III - Special Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Allegiant; and (ii) if said matter does not affect Class III - Special Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Allegiant other than Class III - Special Series 1 shares;

          (c) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of paragraph (c) of the immediately preceding resolution (or to any plan or other document adopted by Allegiant relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Allegiant, only Class III
               - Special Series 3 shares shall be entitled to vote, except that
               (i) if said matter affects shares of beneficial interest in Allegiant other than Class III - Special Series 3 shares, such other affected shares in Allegiant shall also be entitled to vote and, in such case, Class III - Special Series 3 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Allegiant; and (ii) if said matter does not affect Class III - Special Series 3 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Allegiant other than Class III - Special Series 3 shares;

          FURTHER RESOLVED, that the aforesaid classes or series of shares shall represent interests in the DRE Fund;

          FURTHER RESOLVED, that the appropriate officers of Allegiant be, and each of them hereby is, authorized, at any time after the effective date and time of a Post-Effective Amendment to Allegiant's Registration Statement relating to the DRE Fund to issue and redeem from time to time such shares representing interests in the DRE Fund in accordance with the Registration Statement under the Securities Act of 1933, as the same may from time to time be amended, and the requirements of Allegiant's Declaration of Trust and applicable law, and that such shares, when issued for the consideration described in such amended Registration Statement, shall be validly issued, fully paid and non-assessable by Allegiant; and

          FURTHER RESOLVED, that the officers of Allegiant be, and each of them hereby is, authorized and empowered to execute, seal, and deliver any and all documents, instruments, papers and writings, including but not limited to, any instrument to be filed with the State Secretary of the Commonwealth of Massachusetts or the Boston City Clerk, and to do any and all other acts, including but not limited to, changing the foregoing resolutions upon advice of counsel prior to filing said any and all documents, instruments, papers, and writings, in the name of Allegiant and on its behalf, as may be necessary or desirable in connection with or in furtherance of the foregoing resolutions, such determination to be conclusively evidenced by said officers taking any such actions.

APPROVAL OF THE ALLEGIANT MARYLAND TAX EXEMPT BOND FUND.

          A.   CREATION OF SHARES

          RESOLVED, that there is hereby established the Allegiant Maryland Tax Exempt Bond Fund (the "MTEB Fund") series of shares of Allegiant;

          FURTHER RESOLVED, that pursuant to Section 5.1 of Allegiant's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest (no par value) in Allegiant be, and hereby are, classified and designated as follows:

Class of Shares                Name of Class of Shares
----------------------------   -------------------------------------------------
Class JJJ                      Allegiant Maryland Tax Exempt Bond Fund - Class
                               I Shares

Class JJJ - Special Series 1   Allegiant Maryland Tax Exempt Bond Fund - Class
                               A Shares

Class JJJ - Special Series 3   Allegiant Maryland Tax Exempt Bond Fund - Class
                               C Shares

          FURTHER RESOLVED, that all consideration received by Allegiant for the issue or sale of Class JJJ, Class JJJ - Special Series 1 and Class JJJ - Special Series 3 shares shall be invested and reinvested with the consideration received by Allegiant for the issue and sale of all other shares of beneficial interest in Allegiant now or hereafter designated as Class JJJ shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class JJJ Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Allegiant allocated to shares of the Class JJJ Group by the Board of Trustees in accordance with Allegiant's Declaration of Trust, and each series included in the Class JJJ Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

          FURTHER RESOLVED, that each share of each series in the Class JJJ Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Allegiant now or hereafter designated as a Class JJJ share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Allegiant in respect to the Class JJJ Group or such other shares and in respect of any general expenses and liabilities of Allegiant allocated to the Class JJJ Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of
     Trustees:

          (a) only the Class JJJ shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Allegiant which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class JJJ shares; and (iii) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class JJJ Shares;

          (b) only the Class JJJ - Special Series 1 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Allegiant which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class JJJ - Special Series 1 shares;
               (iii) the expenses and liabilities of distribution fees payable under Allegiant's A Shares Distribution Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class JJJ - Special Series 1 shares; and

          (c) only the Class JJJ - Special Series 3 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Allegiant which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class JJJ - Special Series 3 shares;
               (iii) the expenses and liabilities of distribution fees payable under Allegiant's C Shares Distribution Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class JJJ - Special Series 3 shares;

          FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class JJJ Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class JJJ Group, except to the extent permitted by rule or order of the SEC:

          (a) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) of paragraph (a) of the immediately preceding resolution (or to any plan or document adopted by Allegiant relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Allegiant, only Class JJJ shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Allegiant other than Class JJJ shares, such other affected shares in Allegiant shall also be entitled to vote and, in such case, Class JJJ shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Allegiant; and (ii) if said matter does not affect Class JJJ shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Allegiant other than Class JJJ shares;

          (b) on any matter that pertains to the agreements or expenses and liabilities described in clause (i) and (iii) of paragraph (b) of the immediately preceding resolution (or to any plan or document adopted by Allegiant relating to said agreements, expenses or liabilities) and that is submitted to a vote of shareholders of Allegiant, only Class JJJ - Special Series 1 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Allegiant other than Class JJJ - Special Series 1 shares, such other affected shares in Allegiant shall also be entitled to vote and, in such case, Class JJJ - Special Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Allegiant; and (ii) if said matter does not affect Class JJJ - Special Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Allegiant other than Class JJJ - Special Series 1 shares;

          (c) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of paragraph (c) of the immediately preceding resolution (or to any plan or other document adopted by Allegiant relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Allegiant, only Class JJJ
               - Special Series 3 shares shall be entitled to vote, except that
               (i) if said matter affects shares of beneficial interest in Allegiant other than Class JJJ - Special Series 3 shares, such other affected shares in Allegiant shall also be entitled to vote and, in such case, Class JJJ - Special Series 3 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Allegiant; and (ii) if said matter does not affect Class JJJ - Special Series 3 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Allegiant other than Class JJJ - Special Series 3 shares;

          FURTHER RESOLVED, that the aforesaid classes or series of shares shall represent interests in the MTEB Fund;

          FURTHER RESOLVED, that the appropriate officers of Allegiant be, and each of them hereby is, authorized, at any time after the effective date and time of a Post-Effective Amendment to Allegiant's Registration Statement relating to the MTEB Fund to issue and redeem from time to time such shares representing interests in the MTEB Fund in accordance with the Registration Statement under the Securities Act of 1933, as the same may from time to time be amended, and the requirements of Allegiant's Declaration of Trust and applicable law, and that such shares, when issued for the consideration described in such amended Registration Statement, shall be validly issued, fully paid and non-assessable by Allegiant; and

          FURTHER RESOLVED, that the officers of Allegiant be, and each of them hereby is, authorized and empowered to execute, seal, and deliver any and all documents, instruments, papers and writings, including but not limited to, any instrument to be filed with the State Secretary of the Commonwealth of Massachusetts or the Boston City Clerk, and to do any and all other acts, including but not limited to, changing the foregoing resolutions upon advice of counsel prior to filing said any and all documents, instruments, papers, and writings, in the name of Allegiant and on its behalf, as may be necessary or desirable in connection with or in furtherance of the foregoing resolutions, such determination to be conclusively evidenced by said officers taking any such actions.

APPROVAL OF THE ALLEGIANT TAX EXEMPT LIMITED MATURITY BOND FUND.

     A. CREATION OF SHARES

          RESOLVED, that there is hereby established the Allegiant Tax Exempt Limited Maturity Bond Fund (the "TELM Fund") series of shares of Allegiant;

          FURTHER RESOLVED, that pursuant to Section 5.1 of Allegiant's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest (no par value) in Allegiant be, and hereby are, classified and designated as follows:

Class of Shares                Name of Class of Shares
----------------------------   -------------------------------------------------
Class KKK                      Allegiant Tax Exempt Limited Maturity Bond Fund
                               - Class I Shares

Class KKK - Special            Allegiant Tax Exempt Limited Maturity Bond Fund
Series 1                       - Class A Shares


Class KKK - Special            Allegiant Tax Exempt Limited Maturity Bond Fund
Series 3                       - Class C Shares

          FURTHER RESOLVED, that all consideration received by Allegiant for the issue or sale of Class KKK, Class KKK - Special Series 1 and Class KKK - Special Series 3 shares shall be invested and reinvested with the consideration received by Allegiant for the issue and sale of all other shares of beneficial interest in Allegiant now or hereafter designated as Class KKK shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class KKK Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Allegiant allocated to shares of the Class KKK Group by the Board of Trustees in accordance with Allegiant's Declaration of Trust, and each series included in the Class KKK Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

          FURTHER RESOLVED, that each share of each series in the Class KKK Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Allegiant now or hereafter designated as a Class KKK share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Allegiant in respect to the Class KKK Group or such other shares and in respect of any general expenses and liabilities of Allegiant allocated to the Class KKK Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of
     Trustees:

          (a) only the Class KKK shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Allegiant which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class KKK shares; and (iii) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class KKK Shares;

          (b) only the Class KKK - Special Series 1 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Allegiant which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class KKK - Special Series 1 shares;
               (iii) the expenses and liabilities of distribution fees payable under Allegiant's A Shares Distribution Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class KKK - Special Series 1 shares; and

          (c) only the Class KKK - Special Series 3 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Allegiant which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class KKK - Special Series 3 shares;
               (iii) the expenses and liabilities of distribution fees payable under Allegiant's C Shares Distribution Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class KKK - Special Series 3 shares;

          FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class KKK Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class KKK Group, except to the extent permitted by rule or order of the SEC:

          (a) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) of paragraph (a) of the immediately preceding resolution (or to any plan or document adopted by Allegiant relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Allegiant, only Class KKK shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Allegiant other than Class KKK shares, such other affected shares in Allegiant shall also be entitled to vote and, in such case, Class KKK shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Allegiant; and (ii) if said matter does not affect Class KKK shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Allegiant other than Class KKK shares;

          (b) on any matter that pertains to the agreements or expenses and liabilities described in clause (i) and (iii) of paragraph (b) of the immediately preceding resolution (or to any plan or document adopted by Allegiant relating to said agreements, expenses or liabilities) and that is submitted to a vote of shareholders of Allegiant, only Class KKK - Special Series 1 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Allegiant other than Class KKK - Special Series 1 shares, such other affected shares in Allegiant shall also be entitled to vote and, in such case, Class KKK - Special Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Allegiant; and (ii) if said matter does not affect Class KKK - Special Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Allegiant other than Class KKK - Special Series 1 shares;

          (c) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of paragraph (c) of the immediately preceding resolution (or to any plan or other document adopted by Allegiant relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Allegiant, only Class KKK
               - Special Series 3 shares shall be entitled to vote, except that
               (i) if said matter affects shares of beneficial interest in Allegiant other than Class KKK - Special Series 3 shares, such other affected shares in Allegiant shall also be entitled to vote and, in such case, Class KKK - Special Series 3 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Allegiant; and (ii) if said matter does not affect Class KKK - Special Series 3 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Allegiant other than Class KKK - Special Series 3 shares;

          FURTHER RESOLVED, that the aforesaid classes or series of shares shall represent interests in the TELM Fund;

          FURTHER RESOLVED, that the appropriate officers of Allegiant be, and each of them hereby is, authorized, at any time after the effective date and time of a Post-Effective Amendment to Allegiant's Registration Statement relating to the TELM Fund to issue and redeem from time to time such shares representing interests in the TELM Fund in accordance with the Registration Statement under the Securities Act of 1933, as the same may from time to time be amended, and the requirements of Allegiant's Declaration of Trust and applicable law, and that such shares, when issued for the consideration described in such amended Registration Statement, shall be validly issued, fully paid and non-assessable by Allegiant; and

          FURTHER RESOLVED, that the officers of Allegiant be, and each of them hereby is, authorized and empowered to execute, seal, and deliver any and all documents, instruments, papers and writings, including but not limited to, any instrument to be filed with the State Secretary of the Commonwealth of Massachusetts or the Boston City Clerk, and to do any and all other acts, including but not limited to, changing the foregoing resolutions upon advice of counsel prior to filing said any and all documents, instruments, papers, and writings, in the name of Allegiant and on its behalf, as may be necessary or desirable in connection with or in furtherance of the foregoing resolutions, such determination to be conclusively evidenced by said officers taking any such actions.

RATIFICATION OF THE FILING WITH THE SEC ON JUNE 17, 2009 OF POST-EFFECTIVE AMENDMENT NO. 82 ("PEA NO. 82") WITH RESPECT TO THE ALLEGIANT DIVERSIFIED REAL ESTATE FUND, THE ALLEGIANT MARYLAND TAX EXEMPT BOND FUND AND THE ALLEGIANT TAX EXEMPT LIMITED MATURITY BOND FUND (THE "SHELL FUNDS").

          RESOLVED, that the actions of the officers of Allegiant in filing PEA No. 82 to Allegiant's Registration Statement on Form N-1A, with respect to the creation of the Shell Funds, with the SEC be, and the same hereby are, ratified, confirmed and approved.


                                        s/s/ Audrey C. Talley
                                        ----------------------------------------
                                        Audrey C. Talley

Dated: August 27, 2009

Subscribed and sworn to before
me this 27th day of August, 2009


s/s/ Pamela J. Pierce
----------------------------------------
Notary Public